August 13, 1999

Securities and Exchange Commission
450 Fifth Street NW
Washington DC 20549

RE: Rule 497(e) prospectus supplement filing for Fortis Advantage Portfolios, Inc.
     File No.: 811-5355 and 33-17759

Enclosed for filing is a Rule 497(e) prospectus supplement for the above referenced investment company.
The purpose of this supplement is to amend the portfolio management disclosure and disclose the availability of a new class share offering of Asset
Allocation Portfolio.

Please contact me at 651-738-5602 if you have questions.

Sincerely,

/s/ Scott R. Plummer

Scott R. Plummer
Vice President and Associate General Counsel






























Fortis Advantage Portfolios, Inc.

Asset Allocation Portfolio

Supplement to Fortis Stock Funds Prospectus
Dated January 1, 1999

The following information supersedes any contrary information contained on page 25 of the Stock Funds prospectus in the section entitled Portfolio
Managers:

Kendall C. Peterson has replaced Ho Wang as a member of Asset Allocation Portfolios portfolio management team.
Mr. Peterson has management responsibility for the below investment-grade securities contained in the fixed income portion of the Portfolio. From July 1985 to July 1999 Mr. Peterson was a fixed income portfolio manager for The Prudential Insurance Company of America in Newark, New Jersey. Mr. Peterson is located at One
Chase Manhattan Plaza, New York, New York 10005.

The following information supplements that information contained within the Stock Funds prospectus pertaining to class share offerings:

Effective July 26, 1999, Class Z shares of Asset
Allocation Portfolio are available for investment by:

Fortis, Inc., or its subsidiaries and the following persons associated with these companies: (a) officers, directors, employees or sales representatives; (b) their children, grandchildren, parents, grandparents or siblings; and (c) spouses/domestic partners of any of such persons;
Fund directors or officers or their spouses/domestic partners; or such persons children, grandchildren, parents, grandparents, or spouses/domestic partners of the preceding;
Representatives of Fortis Investors (including agencies) or their spouses; or such persons children, grandchildren, parents, grandparents, or spouses of any such persons; and
Pension, profit sharing and other retirement plans created for the benefit of any of the above persons.


A separate prospectus for Asset Allocation Portfolio
Class Z, dated July 1, 1999, is available to eligible investors interested in purchasing shares of this fund class. To obtain a prospectus for this new class offering, please call the toll-free number appearing on the front cover of this prospectus.